QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the reference of our firm under the caption "Experts" and the use of our report dated January 30, 2003, with respect to the financial statements of Overture Services, Inc. incorporated by reference in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-105766) and related Prospectus of Yahoo! Inc. dated August 8, 2003.

                      /s/ Ernst & Young LLP

Los Angeles, CA
August 8, 2003

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS